                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             CMC Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

October 14, 1997

TO THE SHAREHOLDERS OF CMC INDUSTRIES, INC.

          In connection with the Annual Meeting of Shareholders of CMC Industries, Inc. to be held on November 13, 1997, we enclose a Notice of Annual Shareholders' Meeting, a Proxy Statement, and a form of proxy.

          At the meeting, you will be asked to elect two Class I directors to serve until the Annual Meeting of Shareholders in 2000 or until their successors are duly elected and qualified and to ratify the appointment of Price Waterhouse LLP as the Company's independent accountants and auditors for the fiscal year ending July 31, 1998. Information about these matters is contained in the enclosed Proxy Statement.

          Detailed information relating to the Company's activities and operating performance during 1997 is contained in the Annual Report to Shareholders of the Company, which is being mailed to you with this Proxy Statement, but is not a part of the proxy soliciting material. If you do not receive or have access to the 1997 Annual Report, please notify Lanny N. Lambert, Vice President and Secretary, CMC Industries, Inc., 1801 Fulton Drive, Corinth, Mississippi 38834, (601) 287-3771.

          You are cordially invited to attend the Annual Meeting of Shareholders in person. We would appreciate your completing the enclosed form of proxy so that your shares can be voted in the event you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting. We urge you to return your proxy card to us in the stamped envelope as soon as possible.

                                Sincerely yours,

                                Lanny N. Lambert
                                Vice President and Secretary

                              CMC INDUSTRIES, INC.
                           4950 Patrick Henry Drive
                             Santa Clara, CA 95054

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                               NOVEMBER 13, 1997

          Notice is hereby given that the Annual Meeting of Shareholders of CMC Industries, Inc. (the "Company"), will be held on November 13, 1997, at 10:00 A.M., local time, in the offices of the Company's Mississippi Operations at 1801 Fulton Drive, Corinth, Mississippi 38834, for the following purposes:

1. To elect two (2) Class I directors to serve a three-year term or until their successors have been duly elected and qualified.

2. To ratify the appointment of Price Waterhouse LLP as the Company's independent accountants and auditors for the fiscal year ending July 31, 1998.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on October 6, 1997 are entitled to notice of, to attend and to vote at the Annual Shareholders' Meeting and any adjournment thereof.

                                           By Order of the Board of Directors,

                                           /s/ Lanny N. Lambert

                                           Lanny N. Lambert
                                           Secretary




                                   IMPORTANT

          WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE STAMPED ENVELOPE PROVIDED IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES.

                              CMC INDUSTRIES, INC.

                      1997 ANNUAL MEETING OF SHAREHOLDERS

                               November 13, 1997

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

          The enclosed proxy is solicited on behalf of the Board of Directors of CMC Industries, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on November 13, 1997 at 10:00 a.m., local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the offices of the Company's Mississippi Operations at 1801 Fulton Drive, Corinth, Mississippi 38834. The Company's telephone number at that location is (601) 287-3771. The mailing address of the principal executive offices of the Company is 4950 Patrick Henry Drive, Santa Clara, California 95054. The Company's telephone number at that location is (415) 982-9999.

          These proxy solicitation materials and the Annual Report to Shareholders, including financial statements, were first mailed on or about October 14, 1997, to all shareholders entitled to vote at the Annual Meeting.

PURPOSES OF THE ANNUAL MEETING

          The purposes of the Annual Meeting are (i) to elect two (2) Class I directors to serve until the Annual Meeting in 2000 or until their successors are duly elected and qualified; (ii) to ratify the appointment of Price Waterhouse LLP as independent accountants and auditors of the Company for fiscal year 1998; and (iii) to transact such other business as may properly come before the meeting or any adjournment thereof.

RECORD DATE AND VOTING SECURITIES

          Shareholders of record at the close of business on October 6, 1997 ("Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 6,930,713 shares of the Company's Common Stock, $.01 par value per share, were issued and outstanding. No shares of the Company's Preferred Stock, $.01 par value per share, were outstanding.

REVOCABILITY OF PROXIES

          Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing a written notice of revocation bearing a later date than the proxy with the Secretary of the Company at or before the taking of the vote at the Annual Meeting, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to CMC Industries, Inc., 1801 Fulton Drive, Corinth, Mississippi 38834, Attention: Lanny N. Lambert, Secretary, or hand-delivered to a duly authorized officer of the Company at or before the taking of the vote at the Annual Meeting.

VOTING AND SOLICITATION

          Each shareholder is entitled to one vote for each share of Common Stock owned on all matters presented at the Annual Meeting. Shareholders do not have the right to cumulate votes in the election of directors.

          The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

         When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted (i) FOR the election of the nominees for directors set forth herein; (ii) FOR the ratification of the appointment of Price Waterhouse LLP as independent accountants and auditors for fiscal year 1998. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote such proxy as the Board of Directors may recommend.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" on a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

         While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

         In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purpose of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

SHAREHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

         The Company currently intends to hold its 1998 Annual Meeting of Stockholders in mid-November 1998 and to mail Proxy Statements relating to such meeting in mid-October 1998. The date by which shareholder proposals must be received by the Company so that they may be considered for inclusion in the Proxy Statement and form of proxy for its 1998 Annual Meeting is July 15, 1998.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of September 30, 1997, the Company's records indicated that the following number of shares were beneficially owned by (i) each person known by the Company to beneficially own more than 5% of the Company's shares; (ii) each director of the Company; (iii) each executive officer named in the Summary Compensation Table ("Named Executive Officers"); and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the Company knows of no agreements among its shareholders which relate to voting or investment power of its Common Stock.

                                                              AMOUNT AND NATURE OF
         NAME AND ADDRESS OF BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP (1)           PERCENT OF CLASS (1)
         ------------------------------------                 --------------------------         --------------------
         5% HOLDERS:

          David S. Lee (2)                                     1,701,197                                24.5%
          4950 Patrick Henry Drive
          Santa Clara, CA  94035

          Wuthelam Industries (S) Pte Ltd                        362,545                                 5.2%
          Liang Court Complex
          177 River Valley Road #05-01
          Singapore 0617

          Whitman Partners, L.P. (3)                             343,806                                 5.0%
          One Sansome Street
          San Francisco, CA  94104

          Whitman Capital, Inc. (3)                              343,806                                 5.0%
          One Sansome Street
          San Francisco, CA 94104

          Douglas F. Whitman (3)                                 343,806                                 5.0%
          One Sansome Street
          San Francisco, CA  94104

         DIRECTORS AND NAMED EXECUTIVE OFFICERS:

          David S. Lee (2)                                     1,701,197                                24.5%

          Matthew G. Landa (4)                                   129,163                                 1.8%

 .         Andrew J. Moley (5)                                    128,823                                 1.8%

          Lanny N. Lambert (6)                                    31,857                                   *

          Jack O'Rear (7)                                         44,166                                   *

          Karl Chang (8)                                          96,325                                 1.4%

          Frederick W. Gibbs (9)                                  35,150                                   *

          Ira Coron (10)                                           6,250                                   *

          Charles Holloway (11)                                    6,250                                   *

Directors and Executive Officers as a group (12)               2,179,181                                29.8%
(9 persons)

----------------------
*Less than 1%

(1) Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 6,930,713 shares issued and outstanding, excluding options to purchase 531,830 shares, which options are exercisable or become exercisable within 60 days of September 30, 1997. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares subject to options currently exercisable or exercisable within 60 days after September 30, 1997 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

(2) This amount does not include 5,000 shares of Common Stock owned by Mr. Lee's children. Mr. Lee disclaims beneficial ownership of such shares. This amount includes 6,250 shares subject to options exercisable within 60 days of September, 30, 1997

(3) Based upon information supplied by the beneficial owner in a Schedule 13D filed with the Securities and Exchange Commission on May 24, 1996, as amended by Schedule 13D/A filed with the Securities and Exchange Commission May 28, 1996. Whitman Partners, L.P., Whitman Capital, Inc, and Douglas F. Whitman share voting and investment power.

(4) This amount includes 126,851 shares subject to options exercisable within 60 days of September 30, 1997.

(5) This amount includes 126,851 shares subject to options exercisable within 60 days of September 30, 1997.

(6) This amount includes 15,031 shares subject to options exercisable within 60 days of September 30, 1997.

(7) This amount includes 39,374 shares subject to options exercisable within 60 days of September 30, 1997.

(8) This amount includes 58,041 shares subject to options exercisable within 60 days of September 30, 1997

(9) This amount includes 6,250 shares subject to options exerrcisable within 60 days of September 30, 1997

(10) This amount includes 6,250 shares subject to options exercisable within 60 days of September 30, 1997.

(11) This amount includes 6,250 shares subject to options exercisable within 60 days of September 30, 1997.

(12) This amount included 391,148 shares subject to options exercisable within 60 days of September 30, 1997.





                       PROPOSAL 1. ELECTION OF DIRECTORS

NOMINEES

         The Company's Board of Directors currently consists of six persons serving staggered three-year terms. Two Class I directors will be elected at the Annual Meeting for a term of three years. The Class II directors, whose terms will expire in 1998, are Mr. Matthew G. Landa and Mr. Andrew J. Moley, and the Class III directors, whose terms will expire in 1999, are Mr. David S. Lee and Mr. Charles Holloway.

         Unless otherwise instructed, the proxy holders will vote the proxies received by them for the two (2) nominees named below, all of whom are presently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. Each director elected at this Annual Meeting will serve a term of three years or until such director's successor has been duly elected and qualified.

VOTE REQUIRED

         The two nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors as Class I Directors. An abstention will have the same effect as a vote withheld for the election of directors, and pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW:

                     Class I Directors (Term expiring 2000)

                               Frederick W. Gibbs
                                   Ira Coron

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information regarding the directors and executive officers of the Company and its subsidiaries.

                                                        Position(s) with the                              Director
Name                                Age                 Company                                            Since
----                                ---                 -------                                            -----
DIRECTORS:
----------

David S. Lee                        60                  Chairman of the Board                             1990

Matthew G. Landa                    32                  President and Chief
                                                        Executive Officer                                 1995

Andrew J. Moley                     33                  Executive Vice President and                      1995
                                                        Chief Financial Officer

Ira Coron                           68                  Director                                          1996

Frederick W. Gibbs                  65                  Director                                          1993

Charles Holloway                    61                  Director                                          1996


EXECUTIVE OFFICERS:
-------------------

Karl Chang                          42                  Vice President,
                                                        President
                                                        Asian Operations

Lanny N. Lambert                    48                  Vice President
                                                        and Secretary

Jack O'Rear                         56                  Vice President and
                                                        Chief Operating Officer,

Set forth below is certain additional biographical information concerning the directors and executive officers of the Company:

         DAVID S. LEE. Mr. Lee organized the Company in July 1990 and served as its Chairman until 1993. He assumed the positions of Chairman of the Board, Acting President and Chief Executive Officer from May 1995 until November 1995 and continues to hold the position of Chairman of the Board. Mr. Lee is the Chairman of Cortelco Systems Holding Corp., a telecommunications company and serves as a director of Award Software International, Centigram Communications Corporation, DTC Data Technology Corporation and of Linear Technology Corporation. From 1983 to 1985, he served as a Vice President of ITT Corporation ("ITT") and as Group Executive and Chairman of its Business Information Systems Group

         MATTHEW G. LANDA. Mr. Landa has served as a director since November 1995 and as President and Chief Executive Officer since October 1995. From 1991 to 1994, Mr. Landa served as Chief Operating Officer and a member of the Board of Directors of Silicon Valley Technology, an electronics manufacturing services firm. From 1986 to 1989, Mr. Landa worked as a consultant at Monitor Company, a strategic management consulting firm and in 1990 as an associate at Morgan Stanley and Co., an investment bank.

         ANDREW J. MOLEY. Mr. Moley has served as a director since November 1995. Mr. Moley also served as Chief Financial Officer and Chief Operating Officer from October 1995 to August 1996 and currently serves as Executive Vice President and Chief Financial Officer of the Company. From 1993 to 1994, Mr. Moley served as Chief Financial Officer of Silicon Valley Technology, an electronics manufacturing services firm. From 1991 to 1993, Mr. Moley worked as a strategic consultant with Mercer Management Consulting and from 1986 to 1989, as the Chief Financial Officer of the Jim Waters Corp., a wholesale building supplies company.

         IRA CORON. Mr. Coron has served as a director since September 1996. Since March 1994, Mr. Coron has served as Chairman of the Board of California Amplifier, Inc., a communications equipment manufacturing company. From 1994 to 1997, Mr. Coron also served as Chief Executive Officer of California Amplifier, Inc. From 1989 to 1994, Mr. Coron was an independent management consultant to several companies and venture capital firms. Mr. Coron retired from TRW, Inc. after serving in numerous senior management positions from June 1967 to July 1989, including Vice President and General Manager of TRW's Electronic Components Group. He is also a director of a private company and serves on the Board of Directors of the Wireless Cable Association.

         FREDERICK W. GIBBS. Mr. Gibbs has served as a director since September 1993. Mr. Gibbs is an attorney and partner with Gibbs and Gregory, Attorneys at Law. From 1986 to 1988, Mr. Gibbs served as a consultant with ITT. In 1988, Mr. Gibbs founded Mulberry Hill Enterprises, a consulting firm which specializes in telecommunications and electronics, business acquisition analysis and international business. From 1980 to 1986, Mr. Gibbs served as Executive Vice President of ITT and Senior Group Executive of Telecommunications and Electronics, a division of ITT. From 1965 to 1980, Mr. Gibbs served in various management positions with ITT.

         CHARLES HOLLOWAY. Professor Holloway has served as a director since August 1996. Professor Holloway has been affiliated with Stanford University since 1968. Professor Holloway is the holder of the Kleiner, Perkins, Caufield & Byers Professorship in Management at the Stanford University Graduate School of Business. Professor Holloway serves as a board member and a consultant with a range of technology firms, and has authored numerous books and articles on the subjects of manufacturing and management.

         KARL CHANG. Mr. Chang has served as President of the Company's Asian operations since September 1997. Mr. Chang joined the Company as Vice President and President - California Operations in January 1993 when the Company acquired Topaz Industries, Inc. Mr. Chang served as President of Topaz Industries, Inc. beginning in 1990. Prior to 1990, Mr. Chang held various manufacturing and engineering positions with Vantronic Corporation, Sun Microsystems, Solectron Corporation, Hewlett-Packard Company and AT&T.

         LANNY N. LAMBERT. Mr. Lambert has been Vice President of the Company since July 1990 and Secretary since June 1993. Mr. Lambert also served as Chief Financial Officer from July 1990 to October 1995. Mr. Lambert joined ITT in 1983 and held various positions in the financial department in the Corinth facility, including Manager of Financial Analysis and Plant Controller. Mr. Lambert was elected Vice President, Finance and Administration and Chief Financial Officer of Corinth Telecommunication Corp., a subsidiary of Alcatel n.v., in 1989. Mr. Lambert also served as Vice President and Chief Financial Officer of Cortelco until August 1993.

         JACK O'REAR. Mr. O'Rear has been Chief Operating Officer of the Company since August 1996 and Vice President since August 1994. Mr. O'Rear became President of the Mississippi Operations in November 1994. From 1989 until joining the Company, Mr. O'Rear served as Vice President of North American Operations for AVEX Electronics, an electronics manufacturing services company.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Report of the Compensation Committee

         The Compensation Committee is responsible for the design and implementation of salary and incentive programs for executive officers and other key executives. The Company's compensation objectives are to support the Company's financial objectives and performance goals, provide compensation that will attract and retain superior management and reward performance.

         Rapid market and product diversification have caused the Company to rely on hiring senior executives from outside the corporate organization, rather than growing or training managers from within. In general, the executive salary structure is based significantly on local economic considerations for each market in which management level personnel are retained. The Company makes it a practice to recruit the best possible talent available to fill given positions.

         Salaries and bonuses are negotiated on an individual basis, and generally the executive compensation includes a base salary coupled with bonus compensation. Bonus compensation takes into consideration not only revenues, but also profitability. Additionally, the Company has adopted a stock option plan for executives and the Board believes that equity participation should play a significant role in compensation structure and has made it a practice to provide its key executives with the opportunity to acquire stock of the Company. Further, executive performance is reviewed on an annual basis with each executive.

         The compensation of the Chief Executive Officer is based upon recommendation of the Compensation Committee based upon a determination of whether the Company has achieved its overall corporate performance. In particular, the Compensation Committee would consider corporate performance factors including operating profit/loss, excluding non-recurring charges, the Company's performance relative to peer companies and the ability of the Company to achieve its business objectives. Base salary is determined by comparing base salaries paid to other executive officers employed by companies in the industry with the intent of maintaining the competitiveness of the Company in retaining its Chief Executive Officer.

                                                      COMPENSATION COMMITTEE:
                                                      David S. Lee
                                                      Frederick W. Gibbs
                                                      Ira Coron

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Neither Mr. David S. Lee nor Mr. Frederick W. Gibbs, the members of the Company's Compensation Committee during fiscal 1997, is an executive officer of any entity for which any executive officer of the Company serves as a director or a member of the compensation committee. See "Certain Relationships and Related Transactions."

                  INFORMATION REGARDING MEETINGS OF DIRECTORS

         During the last fiscal year, the Board of Directors held a total of four meetings. No director attended fewer than 75% of the meetings of the Board of Directors or committees of the Board of Directors held during fiscal 1997. Directors not otherwise employed by the Company received $2,000 per quarter and $500 for each meeting attended. The Company also reimbursed such directors for the expenses incurred in attending meetings.

         The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors does not have a nominating committee or any committee performing similar functions. Members of the Compensation Committee during fiscal 1997 were Messrs. Lee, Gibbs and Coron. The Compensation Committee is primarily responsible for reviewing and administering the Company's employee benefit plans. The Compensation Committee held one meeting during fiscal 1997. During fiscal 1997, the Audit Committee consisted of Messrs. Holloway and Gibbs. The Audit Committee is primarily responsible for engaging the Company's independent accountants and supervising matters relating to audit functions, reviewing audit results with the auditors, and reviewing the scope and results of the Company's internal auditing procedures and the adequacy of the internal accounting controls. The Audit Committee held one meeting during fiscal 1997

                             EXECUTIVE COMPENSATION

         The following table shows the aggregate cash compensation paid during the three years ended July 31, 1997 to the Chief Executive Officer and the Named Executive Officers of the Company, who each received cash compensation in excess of $100,000 in fiscal 1997.

                           Summary Compensation Table

                                                                                                        Long Term
                                                         Annual Compensation                            Compensation
                                               ------------------------------------------               ------------

                                                                          Other Annual
Name and Position                    Year      Salary ($)    Bonus ($)   Compensation ($)               Options (#)
                                     ----      ----------    ---------   ----------------               -----------
Matthew G. Landa                     1997      $195,481          -0-     $     119(1)                      41,667
President and Chief                  1996      $125,693(2)       -0-     $  20,000(3)                     150,000
Executive Officer                    1995           -0-          -0-           -0-                            -0-


Andrew J. Moley                      1997      $179,712          -0-     $     119(4)                      41,667
Executive Vice President             1996      $125,693(5)       -0-     $  20,000(6)                     150,000
and Chief Financial Officer          1995           -0-          -0-           -0-                            -0-


Jack O'Rear                          1997      $182,079       16,000(7)  $   8,233(8)                      15,000
Vice President and                   1996      $175,011          -0-     $   5,604(8)                       5,000
Chief Operating Officer              1995      $164,904(9)       -0-     $   3,736(8)                      40,000


Karl Chang                           1997      $117,700          -0-           -0-                         10,000
Vice President, President-           1996      $107,000          -0-           -0-                          5,000
Asian Operations                     1995      $101,000          -0-           -0-                         15,000

Lanny N. Lambert                     1997      $105,279        8,000(10) $   5,530(11)                      6,000
Vice President                       1996      $101,192          -0-           -0-                          1,500
and Secretary                        1995      $ 98,900          -0-           -0-                            -0-

--------------------------
(1)      Includes life insurance premiums paid on behalf of Mr. Landa.

(2)      Mr. Landa joined the Company in October 1995.

(3) Includes consultant fees paid to Mr. Landa prior to his employment by the Company.

(4)      Includes life insurance premiums paid on behalf of Mr. Moley.

(5)      Mr. Moley joined the Company in October 1995.

(6) Includes consultant fees paid to Mr. Moley prior to his employment by the Company.

(7)      Includes bonus earned in prior fiscal year.

(8) Includes automobile expense allowance, life insurance premiums and personal airfare for Mr. O'Rear.

(9)      Mr. O'Rear joined the Company in August 1994

(10)     Includes bonus earned prior fiscal year.

(11)     Includes automobile expense allowance and insurance premiums for Mr.
         Lambert.

                          Option Grants in Fiscal 1997

                                 Percent of total
                                 options granted to    Exercise or                      Potential realizable value at
                   Options       employees in fiscal   base                             assumed annual rate of stock
Name               Granted (#)          year           price ($/sh)   Expiration date   price appreciation for option term
----               -----------   -------------------   ------------   ---------------   ----------------------------------
                                                                                        5% ($)                     10% ($)
                                                                                        ------                     -------
Matthew Landa       41,667               16%              7.87          10/16/06        $ 206,227                 $522,619

Andrew Moley        41,667               16               7.87          10/16/06        $ 206,227                 $522,619

Jack O'Rear         15,000                6               5.87          08/06/06        $  55,374                 $140,329

Karl Chang          10,000                4               5.87          08/06/06        $  36,916                 $ 93,553

Lanny N. Lambert     6,000                3               5.87          08/06/06        $  22,150                 $ 56,132

--------------------------





                           Year End Option Values(1)

                                                        Number of Unexercised Options   Value of Unexercised In-The-Money
                   Shares acquired    Value             at Year End                     Options at Year End ($)
Name               on exercise  (#)   realized ($)      Exercisable/Unexercisable       Exercisable/Unexercisable
----               ----------------   ------------      -------------------------       -------------------------
Matthew Landa           -0-              $-0-           108,332 / 83,335                $ 296,686 / $ 151,564

Andrew Moley            -0-              $-0-           108,332 / 83,335                $ 296,686 / $ 151,564

Jack O'Rear             -0-              $-0-            34,373 / 25,627                $ 113,140 / $  56,610

Karl Chang              -0-              $-0-            55,540 / 18,127                $   62,264 / $ 40,446

Lanny Lambert           -0-              $-0-            14,406 /  5,594                $   10,317 / $  6,063


Market values of the underlying securities at July 31, 1997, $6.625 per share, minus exercise price of the unexercised options.

Performance Graph

         The following graph shows a comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, for the five-year period beginning July 31, 1992 and ending July 31, 1997 for the Company, The Nasdaq Stock Market (U.S. companies) Index (the "Nasdaq Index") and a peer group index (the "Peer Group Index"), which is described in the legend to the graph. The Peer Group consists of the following companies: Benchmark Electronics, Inc., Dovatron International, Inc., Electronic Fab Technology Corp., Flextronics International Ltd., Group Technologies Corp., I E C Electronics Corp., Jabil Circuit, Inc., Plexus Corp., SCI Systems, Inc., Sanmina Corp. and Solectron Corp. The graph assumes that $100 was invested in the Company's Common Stock, in the Nasdaq Index and in the Peer Group Index on December 9, 1993 (the date of the closing of the Company's initial public offering). Note that historic stock price performance is not necessarily indicative of future stock price performance.


              CMC Industries,        Nasdaq Stock Market  Self-Determined
  Date             Inc.                 (US Companies)       Peer Group
07/31/92                                    75.951             54.004
                                            73.629             50.372
                                            76.366             53.817
                                            79.374             61.634
                                            85.690             68.491
                                            88.845             76.148
                                            91.374             84.143
                                            87.965             76.959
                                            90.511             87.724
                                            86.649             77.414
                                            91.825             83.828
                                            92.249             87.981
07/30/93                                    92.358             80.819
                                            97.132             87.143
                                           100.025             96.491
                                           102.273             96.721
                                            99.223            101.297
                 100.000                   100.000            100.000
                  97.143                   101.989            102.234
                 114.286                   105.085            105.806
                 112.857                   104.104            111.734
                  65.714                    97.702             99.828
                  58.571                    96.435             95.299
                  40.000                    96.670             92.816
                  35.714                    93.135             86.429
07/29/94          40.000                    95.045             90.002
                  34.286                   101.105            101.721
                  34.286                   100.846             99.242
                  45.714                   102.828             96.167
                  55.714                    99.417             95.253
                  60.000                    99.696             94.062
                  52.857                   100.254             89.233
                  50.000                   105.556             88.738
                  44.286                   108.685             97.761
                  25.714                   112.107            101.469
                  25.714                   114.998            104.081
                  31.429                   124.317            118.519
07/31/95          37.143                   133.455            133.409
                  37.143                   136.160            137.233
                  48.571                   139.291            147.868
                  48.571                   138.492            149.772
                  50.714                   141.744            154.910
                  48.571                   140.990            149.820
                  45.714                   141.685            153.404
                  58.571                   147.079            161.633
                  58.571                   147.566            154.408
                  71.429                   159.809            169.906
                  94.286                   167.147            169.325
                  73.571                   159.612            146.209
07/31/96          67.143                   145.396            129.195
                  87.143                   153.542            150.710
                  85.714                   165.287            185.006
                  98.571                   163.460            191.251
                 105.714                   173.566            207.745
                 110.000                   173.408            203.022
                 137.143                   185.732            233.873
                 102.857                   175.478            203.210
                 105.714                   164.027            199.708
                  95.714                   169.152            225.850
                  87.143                   188.326            253.260
                  85.714                   194.094            291.438
07/31/97          75.714                   214.561            336.902

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has had numerous transactions with its former affiliate and customer, Cortelco Systems Holding Corp. ("Cortelco"), including the transfer of certain assets and related liabilities associated with the telephone business to Cortelco in exchange for 1,000,000 shares of Preferred Stock of Cortelco in August 1993, the execution of an agreement to provide certain products and related support services to customers of Cortelco and a working capital loan which was paid in full in August 1993. In addition, Mr. Lee, a director of the Company, is also a director of Cortelco. Mr. Lee is the largest stockholder of each of the Company and Cortelco.

         During fiscal 1997, the Company executed an agreement and subsequently acquired 42,500 shares of the Company's common stock in exchange for a $441,000 receivable due from DTC Data Technology Corporation ("DTC"), a company of which Mr. Lee is President, Chairman of the Board and has an ownership interest. The shares were acquired from a company affiliated through common ownership to DTC. The number of shares was based on the fair market value of the stock at the time of the transaction.

         The Company has, and expects to have, transactions in the ordinary course of its business with directors and officers of the Company and their affiliates, including members of their families or corporations, partnerships or other organizations in which such officers or directors have a controlling interest, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties.

                 PROPOSAL 2. RATIFICATION OF APPOINTMENT OF THE
                      INDEPENDENT ACCOUNTANTS AND AUDITORS

         The Board of Directors has appointed Price Waterhouse LLP, independent accountants and auditors, to audit the consolidated financial statements of the Company for the fiscal year ending July 31, 1998 and recommends that the shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Price Waterhouse LLP served as independent accountants and auditors of the Company for the fiscal year ended July 31, 1997 and each year since its inception. Representatives of the firm will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Meeting is required to authorize the foregoing proposal.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 1998.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         The federal securities laws require the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Company. To the Company's knowledge and based solely on the review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended July 31, 1997, all of the Company's officers and directors made all required filings, except that in the most recent Forms 5 filed by the Company's Directors and Executive Officers, to the Company's knowledge any prior reporting defects were corrected, except for the filings of Mr. Frederick Gibbs. To the Company's knowledge, Mr. Gibbs' change in beneficial ownership has not yet been reported on the required Form 5.

                                 OTHER MATTERS

         The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the Annual Meeting other than that referred to herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

         It is important that your stock be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.

         UPON THE WRITTEN REQUEST OF ANY RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, THE COMPANY, WITHOUT CHARGE, WILL PROVIDE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JULY 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE DIRECTED TO LANNY N. LAMBERT, VICE PRESIDENT AND SECRETARY, CMC INDUSTRIES, INC., 1801 FULTON DRIVE, CORINTH, MISSISSIPPI 38834.

                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            /s/ Lanny N. Lambert

Corinth, Mississippi                        Lanny N. Lambert
October 14, 1997                            Secretary

                                                                      APPENDIX


                                     PROXY
                              CMC INDUSTRIES, INC.
                4950 PATRICK HENRY DRIVE, SANTA CLARA, CA 95054

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of CMC Industries, Inc. (the "Company") appoints Lanny N. Lambert with full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of the Company at the close of business on October 6, 1997, which I would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held in the Company's offices at 1801 Fulton Drive, Corinth, Mississippi 38834, on November 13, 1997, at 10:00 A.M., local time, and at any and all postponements or adjournments, upon the matters which the undersigned would be entitled to vote, if then and there personally present, as set forth in the notice of said meeting. The Proxy is further authorized to vote in his discretion as to any other matters which may come before the meeting. The Board of Directors at the time of preparation of the Proxy Statement knows of no business to come before the meeting other than that referred to in Proxy Statement.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

         (1)      Election of two (2) Class I Directors

                  [ ] For all nominees listed below (except as indicated to the contrary below).

                  [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

                             Frederick W. Gibbs
                             Ira Coron

Instruction: To withhold authority to vote for any individual nominee, write such nominee's name in the space provided below.

-------------------------------------------------------------------------------

         (2) To ratify the appointment of Price Waterhouse LLP as the Company's independent accountants and auditors for the Fiscal year ending July 31, 1998.

                  [ ]    For      [ ]    Against     [ ]    Abstain

The undersigned hereby acknowledges receipt of notice of said meeting and the Proxy Statement.

Date                , 1997                   Signed

Number of Shares:
                 -----------------           ----------------------------------

                                             Signed



         (Label to be placed here)           ----------------------------------

                                             Shareholder signs here exactly as
                                             shown on the label affixed hereto.
                                             Administrator, Trustee, or
                                             Guardian, please give full title.
                                             If more than one Trustee, all
                                             should sign. All Joint Owners
                                             should sign.

Please indicate if you plan to attend the Shareholders' Meeting.

       Yes, I plan to attend the Shareholders' Meeting.
-------
       No, I do not plan to attend the Shareholders' Meeting.
-------


   PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.